FIRST AMENDMENT TO FINANCING AGREEMENT


          First Amendment to Financing Agreement dated as of this 10th day of August, 1998 (the "Amendment"), by and among Foreland Corporation, a Nevada corporation ("Foreland"), Eagle Springs Production Limited-Liability Company, a Nevada limited liability company ("Eagle Springs"), Foreland Refining Corporation, a Texas corporation ("Foreland Refining"), Foreland Asphalt Corporation, a Utah corporation ("Foreland Asphalt"), Foreland Asset Corporation, a Nevada corporation ("Foreland Asset") and Petrosource Transportation, a Utah corporation ("Transportation") (each a "Borrower" and collectively referred to as "Borrowers"), and Energy Income Fund, L.P., a Delaware limited partnership ("EIF"), to that certain Financing Agreement dated as of January 6, 1998 (as amended, the "Agreement").

                                   RECITALS

          WHEREAS, pursuant to the Agreement, EIF agreed to make loans to Foreland and Eagle Springs for the purposes and subject to the terms and conditions set forth therein;

          WHEREAS, Foreland and Eagle Springs have asked that EIF provide the financing for the acquisition of (i) certain interests in the Ghost Ranch Field from Plains Petroleum Operating Company, (ii) certain assets of Foreland Refining, including all of the issued and outstanding stock of Transportation,
(iii) all of the issued and outstanding stock of Foreland Refining and (iv) a one-third membership interest in Cowboy Asphalt Terminal, L.L.C. as more fully described below;

          WHEREAS, Foreland and Eagle Springs desire to add Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation as Borrowers under the Financing Agreement and the Loans;
          WHEREAS, Foreland wishes to issue a new series of convertible preferred stock in order to raise capital;

          WHEREAS, EIF wishes to subscribe for the entire issuance of that certain preferred stock of Foreland in exchange for the consideration set forth in that certain stock purchase agreement of even date herewith (the "Stock Purchase Agreement") and in exchange for the consideration set forth herein;

          WHEREAS, EIF and Foreland wish to revise the terms of Warrant No. 2 on the terms described herein;

          WHEREAS, Section 11.2(a) of the Agreement provides that the parties thereto may amend or modify the Agreement by a written instrument duly executed by the parties;

          NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. All capitalized terms used herein shall have the meanings assigned to them in the Agreement unless expressly defined otherwise in this Amendment.

          2. Except as otherwise specifically provided herein, all terms and conditions of the Agreement shall apply to the interpretation and enforcement of this Amendment as if explicitly set forth herein.

          3. The preamble to the Agreement is amended by adding "Foreland Refining Corporation, a Texas corporation ("Foreland Refining"), Foreland Asphalt, a Utah corporation ("Foreland Asphalt"), Foreland Asset Corporation, a Nevada corporation ("Foreland Asset") and Petrosource Transportation, a Utah corporation ("Transportation") as parties thereto and Borrowers thereunder. By executing this Amendment, Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation agree to be bound by and expressly adopt, ratify, confirm and restate all provisions under the Agreement as if they were original parties to the Agreement, including but not limited to all representations and warranties, each of which shall be deemed to have been made as of the date hereof. Prior to the Funding of the Petro Source Acquisition Financing, Foreland, Eagle Springs, Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation shall execute and deliver all certificates and opinions requested by EIF and its counsel.

          4. Section 1.1 of the Agreement is amended to include the following definitions, inserted in the appropriate alphabetical order:

               "Cave Valley Properties" shall mean those certain oil and gas leasehold interests acquired by Foreland from Apollo Smith Exploration, a Colorado general partnership, pursuant to the Purchase and Sale Agreement between Foreland and Apollo Smith Exploration dated June 26, 1998 and covering approximately 40,000 acres in Lincoln County, Nevada.

               "Cave Valley Prospect" shall mean that certain oil and gas prospect operated by Conley P. Smith Operating Company and comprised of the Cave Valley Properties.

               "Closing Financing" shall have the meaning set forth in Section 2.2(a)(vii) of this Agreement.

               "Cowboy Asphalt Terminal, L.L.C." shall mean Cowboy Asphalt Terminal, L.L.C., a Utah limited liability company.

               "Cowboy Improvement Financing" shall have the meaning set forth in Section 2.3(a)(vii) of the Agreement.
               "Cowboy Lease Purchase Financing" shall have the meaning set forth in Section 2.3(a)(viii) of the Agreement.

               "Eagle Springs #44-35 Well Financing" shall have the meaning set forth in Section 2.2(a)(ii) of the Agreement.

               "Eagle Springs #14-35 Well Financing" shall have the meaning set forth in Section 2.2(a)(iii) of the Agreement.

               "Eagle Springs #33-36 Well Financing" shall have the meaning set forth in Section 2.2(a)(iv) of the Agreement.

               "Eagle Springs Refinery" shall mean the refinery and related facilities located in part in the E/2 SE/4 of Section 24, T, 9 N., R. 56E., M.D.M., County of Nye, State of Nevada.

               "EOR" shall have the meaning set forth in Section 2.2(a)(i) of the Agreement.

               "EOR Equipment Financing" shall have the meaning set forth in
          Section 2.2(a)(x) of the Agreement.

               "EOR Financing" shall have the meaning set forth in Section 2.2(a)(i) of the Agreement.

               "EOR Operating Financing" shall have the meaning set forth in
          Section 2.2(a)(viii) of the Agreement.

               "EOR Workover Financing" shall have the meaning set forth in
          Section 2.2(a)(ix) of the Agreement.

               "Flat Top Federal #27-15 Well Financing" shall have the meaning set forth in Section 2.2(a)(xvi) of the Agreement.

               "Foreland Pledge and Security Agreements" shall mean, collectively, the Pledge and Security Agreement, dated as of August 11, 1998, from Foreland to EIF, related to the stock of Foreland Refining, the Pledge and Security Agreement, dated as of August 11, 1998, from Foreland to EIF, related to the stock of Foreland Asset, the Pledge and Security Agreement, dated as of August 11, 1998, from Foreland to EIF, related to the stock of Foreland Asphalt, and the Pledge and Security Agreement, dated as of August 11, 1998, from Foreland Refining to EIF related to the stock of Transportation.

               "Foreland Refining" shall mean Foreland Refining Corporation, a Texas corporation.

               "Foreland Security Agreements" shall mean, collectively, the Security Agreement dated as of August 11, 1998 from Foreland Asphalt to EIF, the Security Agreement dated as of August 11, 1998 from Foreland Asset to EIF, the Security Agreement dated as of August 11, 1998 from Foreland Refining to EIF and the Security Agreement dated as of August 11, 1998 from Transportation to EIF.

               "Ghost Ranch Acquisition Financing" shall have the meaning set forth in Section 2.3(a)(ii) of this Agreement.

               "Hay Ranch 3-D Financing" shall have the meaning set forth in
          Section 2.2(a)(xvii) of the Agreement.

               "Petro Source" shall mean Petro Source Refining Corporation, a Utah corporation.

               "Petro Source Acquisition" shall mean the acquisition by Foreland of certain assets of Foreland Refining, including the Refineries and all of the issued and outstanding stock of Transportation and all of the issued and outstanding stock of Foreland Refining pursuant to that certain Option and Purchase Agreement dated December 31, 1997, as amended by the Amendment to Option and Purchase Agreement dated August
          [   ], 1998, by and between Foreland and Petro Source Corporation,
          Foreland Refining Corporation, as successor through merger to Petro Source Refining Corporation, and Transportation.

               "Petro Source Acquisition Financing" shall have the meaning set forth in Section 2.3(a)(iii) of the Agreement.

               "Petro Source Capital Improvement Financing" shall have the meaning set forth in Section 2.3(a)(v) of the Agreement.

               "Petro Source Inventory Financing" shall have the meaning set forth in Section 2.3(a)(iv) of this Agreement.

               "Petro Source Letter of Credit Financing" shall have the meaning set forth in Section 2.3(a)(i) of the Agreement.

               "Petro Source Working Capital Financing" shall have the meaning set forth in Section 2.3(a)(vi) of the Agreement.

               "Pine Creek Seismic Financing" shall have the meaning set forth in Section 2.2(a)(vi) of the Agreement.

               "Pine Creek Well Financing" shall have the meaning set forth in
          Section 2.2(a)(xv) of the Agreement.

               "Proposed Hydrocarbon Contracts" shall have the meaning set forth in Section 7.7 of this Agreement.
               "Qualified Offering" means an offering of common stock of Foreland in which the aggregate net proceeds to Foreland shall be at least Four Million Dollars ($4,000,000).

               "Refineries" shall mean the Eagle Springs Refinery and the Tonopah Refinery and the real and personal properties related thereto.

               "Registration Rights Agreement" shall mean that certain registration rights agreement of even date herewith made between EIF and Foreland and relating to shares of preferred stock of Foreland to be purchased by EIF pursuant to the Stock Purchase Agreement.

               "Sand Dune #2-21x Well Financing" shall have the meaning set forth in Section 2.2(a)(xiii) of the Agreement.

               "Sand Dune #58-35 Well Financing" shall have the meaning set forth in Section 2.2(a)(xi) of the Agreement.

               "Sand Dune #68-35 Well Financing" shall have the meaning set forth in Section 2.2(a)(xii) of the Agreement.

               "Sand Dune #88-35 Well Financing" shall have the meaning set forth in Section 2.2(a)(v) of the Agreement.

               "Sand Dune Section 1 Well Financing" shall have the meaning set forth in Section 2.2(a)(xiv).

               "Securities Laws" shall mean the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and foreign or state securities laws.

               "Software and Transition Financing" shall have the meaning set forth in Section 2.3(a)(ix) of the Agreement.

               "Tonopah Refinery" shall mean the refinery and related facilities located in part on 63 acres within or adjacent to the Tonopah Airport, County of Nye, State of Nevada.

               "Transportation" shall mean Petrosource Transportation, a   Utah
          corporation.

          5. Section 1.1 is further amended to delete the following definitions, and to replace them in their entirety with the following definitions, respectively:

               "Borrower" shall mean any of Foreland, Eagle Springs, Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation.

               "Borrowers" shall mean Foreland, Eagle Springs, Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation, jointly and severally.

               "Value," when used in reference to the Collateral that includes reserves, shall mean the discounted present worth of the net revenues from the proved oil and gas properties (using a discount rate of 15% and the risk adjustments to different categories of proved reserves as follows: 100% of proved developed producing reserves; 70% of proved developed non-producing reserves and proved behind pipe reserves; and 50% of proved undeveloped reserves) and product price assumptions equal to the trailing twelve (12) month weighted average wellhead price held flat for the life of the wells as projected in the most recent Reserve Report. When used in reference to other Collateral, "Value" shall mean the value of such Collateral as determined by EIF using a twenty percent (20%) discounted cash flow valuation methodology. In cases where operational or cash flow history of particular Collateral is deemed by EIF, in its sole discretion, to be insufficient to be used as the basis for valuation, Value shall be the acquisition cost of the Collateral at the most recent arms length purchase and sale of those assets.

               "Warrant No. 2" shall mean a Warrant issued by Foreland to EIF for Seven Hundred Fifty Thousand (750,000) shares of common stock of Foreland with an exercise price of Six Dollars ($6.00) per share.

          6. Section 1.1 is further amended to delete the following definitions:

               Phase I Eagle Springs Air Injection Financing
               Phase I Eagle Springs Drilling Financing
               Phase I Closing Financing
               Phase I of the Development Loan
               Phase I Pine Creek Drilling Financing
               Phase I Pine Creek Seismic Financing
               Phase II of the Development Loan
               Phase II Eagle Springs Air Injection Financing
               Phase II Eagle Springs Drilling Financing
               Phase II Pine Creek Additional Drilling Financing
               Phase II Ghost Ranch Drilling Financing
               Phase II Hay Ranch Seismic Financing
               Phase III of the Development Loan
               Phase III Hay Ranch Seismic Financing
               Phase III Eagle Springs Drilling Financing
               Phase III Hay Ranch Drilling Financing
               Proposed Gas Contracts

          7. The definition of "Hydrocarbons" in Section 1.1 of the Agreement is amended by adding the phrase "or from refining operations" to the end of the definition.
          8. The definition of "Requirement of Law" in Section 1.1 of the Agreement is amended by adding the phrase "or the Securities Laws" after the phrase "under the Environmental Laws."

          9. The definition of Security Instruments" in Section 1.1 of the Agreement is amended by adding the phrase "pledge agreements," after the phrase "security agreements."

          10. Article II is amended by deleting Sections 2.1, 2.2 and 2.3 and replacing them with the following:

          "2.1 Refinancing Loan. Subject to the terms and conditions set forth in this Agreement, EIF agrees to make a loan (the "Refinancing Loan") to Borrowers of up to Six Hundred Seventy-Four Thousand Two Hundred Seventy-Nine Dollars and Thirty-Four Cents ($674,279.34) to refinance the outstanding principal and accrued interest due on the Bank Loans ("Bank Loans Financing").

          "2.2 Development Loan and Initial Funding.

               " (a)     Subject to the terms and conditions set forth in this
Agreement, EIF agrees to make a loan (the "Development Loan") to Borrowers in the principal amount of up to Seven Million One Hundred Seventy-Five Thousand Seven Hundred Twenty Dollars and Sixty-Six Cents ($7,175,720.66), for the purposes set forth below.

                    " (i) up to Seven Hundred Eighty-Five Thousand Dollars ($785,000) to finance the implementation of the high pressure air injection program also known as the enhanced oil recovery program (the "EOR"), including the financing of compressors and buildings, in the Eagle Springs Properties (the "EOR Financing");
                    "(ii) up to Eight Hundred Thirty Thousand Dollars ($830,000) to finance the drilling and completion of the Eagle Springs #44-35 Well (the "Eagle Springs #44-35 Well Financing");

                    " (iii) up to Five Hundred Twenty-Five Thousand Dollars ($525,000) to finance the drilling and plugging of the Eagle Springs #14-35 Well (the "Eagle Springs #14-35 Well Financing");

                    " (iv) up to Fourteen Thousand Dollars ($14,000) to finance location costs associated with the Eagle Springs #33-36 Well (the Eagle Springs #33-36 Well Financing");

                    " (v) up to Nine Hundred Fifty Thousand Dollars ($950,000) to finance the drilling and completion of the Sand Dune #88-35 Well (the "Sand Dune #88-35 Well Financing");

                    " (vi) up to Three Hundred Twenty-Five Thousand Dollars ($325,000) to finance the three-dimensional seismic program on the Pine Creek Properties (the "Pine Creek Seismic Financing");

                    "(vii) up to Three Hundred Thousand Dollars ($300,000) to finance certain of EIF's costs related to the closing of the Refinancing Loan and portions of the Development and Acquisition Loans pursuant to Article X of this Agreement (the "Closing Financing");

                    " (viii) up to One Hundred Thousand Dollars ($100,000) to finance certain operating costs associated with the EOR (the "EOR Operating Financing");

                    " (ix) up to One Hundred Fifty Thousand Dollars ($150,000) to finance certain EOR workovers (the "EOR Workover Financing");
                    " (x) up to Four Hundred Thousand Dollars ($400,000) to finance certain equipment associated with the EOR (the "EOR Equipment Financing");

                    " (xi) up to Six Hundred Thousand Dollars ($600,000) to finance the deepening of the Sand Dune #58-35 Well (the "Sand Dune #58-35 Well Financing");

                    " (xii) up to Nine Hundred Fifty Thousand Dollars ($950,000) to finance the drilling and completion of the Sand Dune #68-35 Well (the "Sand Dune #68-35 Well Financing");

                    " (xiii) up to One Hundred Forty Thousand Dollars ($140,000) to finance the deepening of the Sand Dune #2-21x Well (the "Sand Dune #2-21x Well Financing");

                    " (xiv) up to Three Hundred Ten Thousand Dollars ($310,000) to finance the drilling of the Sand Dune Section 1 Well (the "Sand Dune Section 1 Well Financing");

                    " (xv) up to Three Hundred Eight Thousand One Hundred Fifty-Three Dollars and Ninety-Eight Cents ($308,153.98) to finance the drilling and completion of one Pine Creek Well (the "Pine Creek Well Financing");

                    " (xvi) up to Two Hundred Thirty-Eight Thousand Five Hundred Sixty-Six Dollars and Sixty-Eight Cents ($238,566.68) to finance the drilling and completion of the Flat Top Federal #27-15 Well and associated Cave Valley Prospect leasehold acquisition (the "Flat Top Federal #27-15 Well Financing"); and

                    " (xvii) up to Two Hundred Fifty Thousand Dollars ($250,000) to finance preliminary survey and archeological work associated with the Hay Ranch three-dimensional seismic program (the "Hay Ranch 3-D Financing").

"The Development Loan shall consist of advances to be made by EIF to Borrowers on or before December 31, 1998. Borrowers shall deliver an Advance Notice to EIF with respect to each requested advance of the Development Loan. Each Advance Notice shall specify the amount requested (subject to the limits set forth in this Section), which amount shall be not less than Five Hundred Thousand Dollars ($500,000) or such lesser amount as remains undisbursed under the Development Loan. Subject to satisfaction of the conditions precedent contained in this Agreement, each advance of the Development Loan shall be made within thirty (30) days of EIF's receiving an Advance Notice from Borrowers.

          " (b) The Initial Funding shall be for Five Million Four Hundred Twenty-Five Thousand Two Hundred Seventy-Nine Dollars and Thirty-Four Cents ($5,425,279.34) and includes the proceeds for the Bank Loans Financing, the EOR Financing, the Eagle Springs #44-35 Well Financing, the Eagle Springs #14-35 Well Financing, the Eagle Springs #33-36 Well Financing, the Sand Dune #88-35 Well Financing, the Pine Creek Seismic Financing, One Hundred Fifty Thousand Dollars ($150,000) of the Closing Financing, the EOR Operating Financing, the EOR Workover Financing, the EOR Equipment Financing, Two Hundred Seventy-Two Thousand Dollars ($272,000) of the Sand Dune #58-35 Well Financing, the Cowboy Lease Purchase Financing and the Petro Source Letter of Credit Financing. The remaining One Hundred Fifty Thousand Dollars ($150,000) of the Closing Financing shall be funded at such times and in such amounts as the parties mutually agree.

          " (c) Three Hundred Thirty-Five Thousand Dollars ($335,000) of the Eagle Springs #14-35 Well Financing, the Eagle Springs #33-36 Financing ($14,000), the Pine Creek Seismic Financing ($325,000), the EOR Operating Financing ($100,000), the EOR Workover Financing ($150,000), the EOR Equipment Financing ($400,000), Two Hundred Seventy-Two Thousand Dollars ($272,000) of the Sand Dune #58-35 Well Financing, the Petro Source Letter of Credit Financing and the Cowboy Lease Purchase Financing and any future advances funded from the Development and Acquisition Loans shall be subject to the limits set forth in subsection (a) hereof and shall be deposited at the time of the related Funding into an escrow account located at Peoples Bank, Holyoke, Massachusetts (the "Escrow Account") pursuant to an escrow agreement (the "Escrow Agreement") substantially in the form set forth in Exhibit D. Disbursements of the Development Loan proceeds from the Escrow Account will be made to Borrowers in connection with the development upon satisfaction of certain conditions set forth in the Escrow Agreement, including without limitation execution of releases and other documents requested by the Escrow Agent, all in form and substance satisfactory to the Escrow Agent.

          "2.3 Acquisition Loan.

          " (a)     Subject to the terms and conditions set forth in this
Agreement, EIF agrees to make a loan (the "Acquisition Loan") to Borrowers in the principal amount of up to Nine Million Fifty Thousand Dollars ($9,050,000), for the following purposes:

                    " (i) up to One Hundred Fifty Thousand Dollars ($150,000) to finance a letter of credit in connection with the Petro Source Acquisition (the "Petro Source Letter of Credit Financing");

                    "(ii) up to Five Hundred Thousand Dollars ($500,000) to finance the acquisition of certain interests in the Ghost Ranch Field from Plains Petroleum Operating Company (the "Ghost Ranch Acquisition Financing");

                    "(iii) up to Five Million Dollars ($5,000,000) to finance the acquisition by Foreland of certain assets of Foreland Refining, including the Refineries, plus all of the common stock of Transportation from Foreland Refining, pursuant to that certain Option and Purchase Agreement dated December 31, 1997, as amended, by and between Foreland and Petro Source Corporation, Petro Source Refining Corporation and Petrosource Transportation (the "Petro Source Acquisition Financing");

                    "(iv) up to One Million Three Hundred Thousand Dollars ($1,300,000) to finance the acquisition of inventory associated with the Petro Source Acquisition (the "Petro Source Inventory Financing");

                    "(v) up to Five Hundred Thousand Dollars ($500,000) to finance certain capital improvements on the Petro Source Refineries (the "Petro Source Capital Improvement Financing");

                    "(vi) up to Six Hundred Thousand Dollars ($600,000) to finance working capital associated with the Petro Source Refineries (the "Petro Source Working Capital Financing");

                    "(vii) up to Seven Hundred Thousand Dollars ($700,000) to finance certain improvements associated with the acquisition by Foreland Asphalt of a one-third interest in Cowboy Asphalt Terminal, L.L.C. pursuant to that certain Operating Agreement by and between Foreland Asphalt and Crown Asphalt Products Company, including the development by Foreland Asphalt of storage and marketing facilities at the Cowboy Asphalt Terminal located in Woods Cross, Utah (the "Cowboy Improvement Financing");

                    "(viii) up to One Hundred Thousand Dollars ($100,000) to finance certain lease purchase payments associated with the Cowboy Acquisition (the "Cowboy Lease Purchase Funding"); and

                    "(ix)  up to Two Hundred Thousand Dollars ($200,000) to
          finance certain software and transition costs associated with the Petro Source and Cowboy Acquisitions (the "Software and Transition Financing").
          " (b)     Certain Fundings of the Acquisition Loan are subject to the limits set forth in subsection (a) hereof and may be deposited at the time of the related Funding into the Escrow Account. Disbursements of the Acquisition Loan proceeds from the Escrow Account will be made to Borrowers in connection with the acquisitions upon satisfaction of certain conditions set forth in the Escrow Agreement, including without limitation execution of releases and other documents requested by the Escrow Agent, all in form and substance satisfactory to the Escrow Agent. Any amounts under the Acquisition Loan which are not funded by December 31, 1999 will be canceled effective December 31, 1999."

     11. Article II is amended by adding the phrase "the Cave Valley Properties" immediately after the phrase "the Hay Ranch Properties" in the first sentence of Section 2.12(b).

     12. Section 5.1 is amended by adding the phrase "or Texas" after the word "Nevada" in the third line.

     13.  Article IV is amended by adding the following subsections to Section
4.1:
     " (k)  All of each Borrower's right, title and interest in the Refineries;

     " (l) All of each Borrower's right, title and interest in the Inventory, Equipment, Receivables, General Intangibles, Other Property and Proceeds of Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation, as those terms are defined in the Foreland Security Agreements, as applicable;

     " (m) All of each Borrower's right, title and interest in the one-third membership interest in Cowboy Asphalt Terminal, L.L.C. purchased by Foreland pursuant to that certain Operating Agreement by and between Foreland Asphalt and Crown Asphalt Products Company;

     " (n) All of each Borrower's right, title and interest in the issued and outstanding stock of Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation, and all proceeds thereof, as described in the Foreland Pledge and Security Agreements;

     14. Article IV is amended by deleting the preamble to Section 4.2 and replacing it in its entirety with the following:

     "4.2 Assignment. Borrowers hereby absolutely and unconditionally TRANSFER, ASSIGN, WARRANT and CONVEY to EIF, effective as of January 6, 1998 at 7:00 a.m. local time, all of the interest of Borrowers in (i) all Hydrocarbons and all other minerals which are thereafter produced, saved or sold from the Properties, or allocated thereto pursuant to pooling or unitization of oil and gas leases or otherwise, (ii) all Hydrocarbons or other products produced at the Refineries, and (iii) all revenues and proceeds from the sale of (i) or (ii) (the "Proceeds of Runs"), including all payments in lieu of production such as "take or pay" payments or settlements, and all accounts, contract rights, and other general intangibles under which such proceeds may arise and all revenues and proceeds under agreements for refining, fractionating, manufacturing, processing and transportation of Hydrocarbons and other products. Borrowers shall deliver to EIF signed letters in lieu of transfer order executed in blank, substantially in the form of Exhibit H. The following terms and conditions shall apply to the Proceeds of Runs:

     15. Article IV is amended by deleting Sections 4.3(f) and 4.3(g) and replacing them in their entirety with the following:

     " (f)     any attempt to communicate in any manner with the purchasers of production from the Collateral including without limitation the purchasers of Hydrocarbons and other products and by-products of the Refineries and related assets, or the purchasers of products under refining, fractionating, processing, manufacturing, transporting or other contracts related to assets of the Refineries after the delivery to such purchasers of a letter in the form of Exhibit H in an attempt to hinder or interfere with the rights of EIF as stated in Section 4.2 above and as restated in the Security Instruments; and

     " (g)     the return of, or reimbursement for, all monies received by
Borrowers from the purchasers of production for monies attributable to production or from the purchasers of Hydrocarbons and other products and by-products of the Refineries and related assets or under agreements for refining, fractionating, manufacturing, processing or transportation of Hydrocarbons or other products after receipt by any such purchaser of a letter in the form of Exhibit H.

     16. Article V is amended by deleting the existing Schedule 5.11(a) and replacing it with Schedule 5.11(a) attached hereto.

     17. Section 5.20 is amended by adding the word", refining" after the word "treating" in the second line of the provision and by adding the phrase", including from the Refineries" after the word "Properties" in the fourth line of the provision.

     18. Section 5.23 is amended by adding the following text as four new paragraphs at the end of the existing section:

     " (a)     The authorized capital of Foreland consists of (i) 50,000,000 shares of common stock, par value $0.001 per share (the "Shares"), of which 8,548,921 shares are issued and outstanding as of the date hereof, and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share, of which 2,000,000 preferred shares are designated as 1991 Series Convertible Preferred Stock with 40 of such preferred shares issued and outstanding as of the date hereof (convertible into 13,333 shares of Common Stock); 1,650,000 preferred shares are designated as 1994 Series Convertible Redeemable Preferred Stock with 165,140 of such preferred shares issued and outstanding as of the date hereof (convertible into 55,047 shares of Common Stock); 1,000,000 preferred shares are designated as 1995 Series Convertible Preferred Stock with 556,667 of such preferred shares issued and outstanding as of the date hereof (convertible into 185,556 shares of Common Stock); 1,500 preferred shares are designated as 1996 Series 6% Convertible Preferred Stock with none of such preferred shares issued and outstanding as of the date hereof; 10,000 preferred shares are designated as 1996-2 Series 6% Convertible Preferred Stock with none of such preferred shares issued and outstanding as of the date hereof; 6,000 preferred shares are designated as 1996-3 Series 8% Convertible Preferred Stock with none of such preferred shares issued and outstanding as of the date hereof; 500 preferred shares are designated as the 1996-4 Series Preferred Stock with none of such preferred shares issued and outstanding as of the date hereof; 50,000 preferred shares are designated as Series A Preferred Stock with none of such preferred shares issued and outstanding as of the date hereof; 2,000 preferred shares are designated as 1998 Series Convertible Preferred Stock with 2,000 of such preferred shares issued and outstanding as of the date hereof (convertible into 333,333 shares of Common Stock); and 280,000 preferred shares are not designated (together, the "Capital Stock"). Foreland has no other shares of Capital Stock of any class or other equity securities authorized, issued, or outstanding. Foreland has no other Shares or capital stock of any class or other equity securities or equity equivalents authorized, issued or outstanding. Foreland has reserved a sufficient number of authorized Shares for issuance pursuant to the Warrants. Except as set forth in Schedule 5.23, there are no outstanding or authorized options, warrants, calls, subscriptions, rights, agreements or commitments of any character obligating Borrower to issue any Shares or securities convertible into or exchangeable for or evidencing the right to purchase or subscribe for any Capital of Borrower.

     " (b)     The authorized capital of Foreland Asset consists of 1,000 shares of common stock, par value $0.001 per share, of which 1,000 shares are issued and outstanding and held by Foreland as of the date hereof;

     " (c)     The authorized capital of Foreland Asphalt consists of 1,000 shares of common stock, par value $0.001 per share, of which 1,000 shares are issued and outstanding and held by Foreland as of the date hereof;
     " (d)     The authorized capital of Foreland Refining consists of 100,000 shares of common stock, par value $0.01 per share, of which 1,000 shares are issued and outstanding;

     " (e)     The authorized capital of Petrosource Transportation consists of
50,000 shares of common stock, no par value, of which 1,000 shares are issued and outstanding; and

     " (f)     The authorized capital of Cowboy Asphalt Terminal, L.L.C., consists of 1,000 units of membership interests, of which Foreland holds 333 units.

     19. Section 7.7 is amended by adding the phrase", refining, fractioning, processing or manufacture" after the phrase "sale and/or transportation" in line four of the provision and by adding the phrase", including the Refineries," after the phrase "from the Properties" in line four of the provision.

     20. Article VII is amended by deleting Section 7.25 and replacing it with the following:

     "7.25     Inspection Report.  Borrowers will comply with the
recommendations set out in that certain Inspection Report dated August 10, 1998, prepared by WZI Inc. of Bakersfield, California, by December 31, 1998.

     21. Section 7.31 is amended by adding the phrase "and the Refineries" at the end of the sentence.

     22. Article VII is amended by deleting Section 7.39 and replacing it with the following:

     "7.39     Warrants.
     "a. Public Offering for Eagle Springs. If equity securities in Eagle Springs, or any successor thereto, are registered pursuant to the Securities Act of 1933 and/or pursuant to section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") (a "Public Company"), Borrowers shall, if EIF so elects, cause such Public Company to issue warrants to EIF within thirty (30) days of such election with substantially similar terms and conditions as Warrant No. 1 and Warrant No. 2 (the "Eagle Springs Warrants") and upon issuance of the Eagle Springs Warrants, EIF will deliver Warrant No. 1 and Warrant No. 2 to Foreland for cancellation.

     "b. Issuance of Shares by Foreland below $6.00. If, during the term of either Warrant No. 1 or Warrant No. 2 or both, Foreland issues additional shares of common stock at a price of less than Six Dollars ($6) or issues securities convertible or exercisable into common stock of Foreland at a conversion or exercise price of less than Six Dollars ($6) and such securities are converted or exercised into common stock or repurchased by Foreland, the following calculation shall be made and additional warrants shall be delivered by Foreland to EIF in the number and manner described below.

     "Effective December 31, 1998, EIF and Foreland shall jointly calculate, at six month intervals, the number of shares issued as described in the above paragraph. In making this determination, EIF and Foreland shall not consider shares issued pursuant to stock options of directors and officers of Foreland outstanding as of the date hereof as set forth on Schedule 5.23 to this Agreement. Within 10 days of receipt of a written request from EIF for delivery of additional warrants based on this calculation, Foreland shall deliver to EIF additional warrants for the number of shares of common stock of Foreland equal to 15% of the shares issued as described in the above paragraph during such six month interval. Such warrants shall be in the form of Warrant No. 2 with an exercise price of Six Dollars ($6) per share.

     "The foregoing provisions of this Section 7.39 shall not apply to (i) each issuance of additional securities, if any, the proceeds of which are used to repay the Loan in full within thirty (30) days (ii) each issuance of equity securities, if any, that is pursuant to an offering with net proceeds to Foreland of Twenty Milllion Dollars ($20,000,000) or more or (iii) the issuance of securities pursuant to the Stock Purchase Agreement. The occurrence of any issuance described in (i), (ii) or (iii) above shall not in any way limit the subsequent application of any other provision of this Section.

     "c. Qualified Offering. If Foreland has not received, and delivered to EIF, a commitment for a Qualified Offering by November 9, 1998, Foreland shall deliver to EIF a warrant in the form of Warrant No. 2 with an exercise price of Five Dollars ($5) per share. If Foreland has not received the net proceeds of a Qualified Offering by February 10, 1999, Foreland shall deliver to EIF a warrant in the form of Warrant No. 2 with an exercise price of Four Dollars ($4) per
share.    The warrant issued shall be for the number of shares equal to: (i) the shares represented by Warrant No. 1; (ii) the shares represented by Warrant No. 2 and (iii) the total number of shares represented by all warrants issued pursuant to Section 7.39(b) of this Agreement. Upon issuance of the warrants pursuant to this paragraph, EIF will deliver the then existing Warrant No. 1 and Warrant No. 2 and any warrants issued pursuant to Sections 7.39(b) of this Agreement to Foreland for cancellation.

     23   Article VII is further amended by adding the following:

     "7.40     Qualified Offering.  Foreland shall have received the net
proceeds of a Qualified Offering no later than March 11, 1999."

     24   Article VII is further amended by adding the following:

     "7.41  Repayment of the Petro Source Inventory Financing.    Borrowers
shall repay the Petro Source Inventory Financing withing ninety (90) days after the Funding of the Petro Source Inventory Financing.
     25   Foreland shall have executed and delivered to EIF, concurrent with the signing hereof, a Warrant substantially in the form of Exhibit M hereto.

     26   Foreland shall have executed and delivered to EIF, concurrent with the signing hereof, allonges to the Refinancing Note, the Development Note and the Acquisition Note, substantially in the form of Exhibit N hereto.

     27   Foreland shall have executed and delivered to EIF, concurrent with the signing hereof, the Registration Rights Agreement and the Stock Purchase Agreement.

     28   Wherever the term "Borrowers" includes Foreland, Eagle Springs, and
Foreland Refining, the remaining language in such section of the Financing Agreement shall be interpreted to apply to each of Foreland, Eagle Springs and Foreland Refining, as the context requires. Each place where the phrases "either Borrower" or "either Borrower's" appears in the Financing Agreement shall be revised to substitute the phrase "any Borrower" or "any Borrower's", respectively.

     29   THIS AMENDMENT IS TO BE CONSTRUED UNDER THE LAWS  OF THE COMMONWEALTH
OF MASSACHUSETTS.

     30   Except as expressly amended hereby, the Agreement remains in full force and effect. Any references to the Agreement in the Loan Documents shall refer to the Agreement as amended hereby.

     31   This Amendment shall be of no force and effect until receipt and execution of this Amendment by EIF in its offices in Longmeadow, Massachusetts.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                    FORELAND CORPORATION



                    By: /s/ N. Thomas Steele
                            President



                    EAGLE SPRINGS PRODUCTION LIMITED-LIABILITY COMPANY


                    By: /s/ N. Thomas Steele
                            Manager



                    FORELAND REFINING CORPORATION



                    By: /s/ N. Thomas Steele
                            President


                    FORELAND ASPHALT CORPORATION



                    By: /s/ N. Thomas Steele
                            President


                    FORELAND ASSET CORPORATION



                    By: /s/ N. Thomas Steele
                            President


                    ENERGY INCOME FUND, L.P.

                    By:  EIF General Partner, L.L.C.,
                            its General Partner


                      By:/s/ Robert D. Gershen
                             A Managing Director